UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 28, 2005

INTEGRATED SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11900	75-2422983
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 Springwood Drive, Suite 230, Irving, TX	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (972) 444-8280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 28, 2005, the Board of Directors of Integrated Security Systems, Inc. (“ISSI”) ratified the issuance of two convertible promissory notes to Frost National Bank FBO Renaissance US Growth Investment Trust PLC (“RUSGIT”) and Frost National Bank FBO BFS US Special Opportunities Trust PLC (“BFS”) in exchange for an aggregate $500,000 cash investment.  Each of the convertible promissory notes is in the original principal amount of $250,000, has an annual interest rate of 8% and is payable in monthly installments on the first day of each month.  The convertible promissory notes, plus interest, are due on July 29, 2008.  The convertible promissory notes are convertible at the option of RUSGIT and BFS into shares of common stock of ISSI at a conversion price of $0.25 per share.  ISSI has the right to call the convertible promissory notes if the market price of ISSI’s common stock exceeds $0.60 per share for a period of 60 days.  The convertible promissory notes are attached as exhibits to this Current Report on Form 8-K.

In connection with the issuance of the convertible promissory notes, ISSI’s Board of Directors also ratified the issuance a stock purchase warrant to each of RUSGIT and BFS.  The stock purchase warrants entitle each of RUSGIT and BFS to purchase up to 350,000 shares of ISSI’s common stock for $0.25 per share. The stock purchase warrants are attached as exhibits to this Current Report on Form 8-K.

Also as a part of this transaction, ISSI’s Board of Directors ratified the issuance of a registration rights agreement to each of RUSGIT and BFS.  Under the registration rights agreement, ISSI agreed to file a registration statement with the Securities and Exchange Commission to register for resale the shares of common stock issuable upon conversion and exercise of the convertible promissory notes and warrants.  The registration rights agreements are attached as exhibits to this Current Report on Form 8-K.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see Item 1.01 above for a description of ISSI’s issuance of convertible promissory notes and warrants to RUSGIT and BFS.

Item 3.02.  Unregistered Sales of Equity Securities.

Please see Item 1.01 above for a description of ISSI’s issuance of convertible promissory notes and warrants to RUSGIT and BFS.  ISSI’s issuance of the convertible promissory notes and warrants to RUSGIT and BFS were exempt from the registration requirements of Section 5 of the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 as a transaction not involving a public offering.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits.

4.1

Convertible Promissory Note, dated October 13, 2005, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $250,000.

4.2

Stock Purchase Warrant, dated October 13, 2005, issued to Frost National Bank FBO Renaissance US Growth Investment Trust PLC.

4.3

Registration Rights Agreement, dated October 13, 2005, between Integrated Security Systems, Inc. and Renaissance US Growth Investment Trust PLC.

4.4

Convertible Promissory Note, dated October 13, 2005, payable to Frost National Bank FBO BFS US Special Opportunities Trust PLC in the amount of $250,000.

4.5

Stock Purchase Warrant, dated October 13, 2005, issued to Frost National Bank FBO BFS US Special Opportunities Trust PLC.

4.6

Registration Rights Agreement, dated October 13, 2005, between Integrated Security Systems, Inc. and BFS US Special Opportunities Trust PLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SECURITY SYSTEMS, INC.

(Registrant)

October 28, 2005

/s/ C. A. RUNDELL, JR.

(Date)

C. A. Rundell, Jr.

Director, Chairman of the Board and Chief

Executive Officer (Principal Executive and

Financial Officer)

Exhibit Index

Exhibit Number	Description
4.1	Convertible Promissory Note, dated October 13, 2005, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $250,000.
4.2	Stock Purchase Warrant, dated October 13, 2005, issued to Frost National Bank FBO Renaissance US Growth Investment Trust PLC.
4.3	Registration Rights Agreement, dated October 13, 2005, between Integrated Security Systems, Inc. and Renaissance US Growth Investment Trust PLC.
4.4	Convertible Promissory Note, dated October 13, 2005, payable to Frost National Bank FBO BFS US Special Opportunities Trust PLC in the amount of $250,000..
4.5	Stock Purchase Warrant, dated October 13, 2005, issued to Frost National Bank FBO BFS US Special Opportunities Trust PLC.
4.6	Registration Rights Agreement, dated October 13, 2005, between Integrated Security Systems, Inc. and BFS US Special Opportunities Trust PLC.